INVENTORIES	12 Months Ended
Dec. 31, 2022
INVENTORIES
INVENTORIES

12.     INVENTORIES

The Group is planning to develop the Home Swap service in order to provide an alternative way to finance a real estate purchase by facilitating simultaneous sales and purchases of properties. The Home Swap service is currently in its testing phase, where the Group checks different consumer hypotheses to find the best product market fit. Within the testing period, the Group purchased some properties for the Group’s own account to support the development of this service.

In 2022, inventories of 100 (2021: 33) were recognized as an expense during the year, in which the related revenue was recognized, and included in other operating expenses.